Exhibit 10(iii)(A)(i)(a)

EXECUTIVE SPECIAL BENEFIT AGREEMENT

           AGREEMENT made as of April 1, 2003, by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as "Interpublic") and DAVID BELL (hereinafter referred to as "Executive").

W I T N E S S E T H:

                             WHEREAS, Executive is in the employ of Interpublic and/or one or more of its subsidiaries (Interpublic and its subsidiaries being hereinafter referred to collectively as the "Corporation"); and

                             WHEREAS, Interpublic and Executive desire to enter into an Executive Special Benefit Agreement which shall be supplementary to any employment agreement or arrangement which Executive now or hereinafter may have with respect to Executive's employment by Interpublic or any of its subsidiaries;

                             NOW, THEREFORE, in consideration of the mutual promises herein set forth, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I

Death and Special Retirement Benefits

                             1.01        For purposes of this Agreement the "Accrual Term" shall mean the period of ninety-six (96) months beginning on the date of this Agreement and ending on the day preceding the eighth anniversary hereof or on such earlier date on which Executive shall cease to be in the employ of the Corporation.

                             1.02        The Corporation shall provide Executive with the following benefits contingent upon Executive's compliance with all the terms and conditions of this Agreement. Effective at the end of the Accrual Term, Executive's annual compensation will be increased by One Hundred Fifty Thousand Dollars ($150,000) if Executive is in the employ of the Corporation at that time.

                             1.03        If, during the Accrual Term or thereafter during a period of employment by the Corporation which is continuous from the date of this Agreement, Executive shall die while in the employ of the Corporation, the Corporation shall pay to such beneficiary or beneficiaries as Executive shall have designated pursuant to Section 1.07 (or in the absence of such designation, shall pay to the Executor of the Will or the Administrator of the Estate of Executive) survivor income payments of Two Hundred Thirty Two Thousand Five Hundred Dollars ($232,500) per annum for fifteen (15) years in monthly installments beginning with the 15th of the calendar month following Executive's death, and in equal monthly installment thereafter.

                             1.04       If, after a continuous period of employment from the date of this Agreement, Executive shall retire from the employ of the Corporation so that the first day on which Executive is no longer in the employ of the Corporation occurs on or after Executive's sixty-ninth birthday, the Corporation shall pay to Executive special retirement benefits at the rate of Two Hundred Thirty Two Thousand Five Hundred Dollars ($232,500) per annum for fifteen (15) years in monthly installments beginning with the 15th of the calendar month following Executive's last day of employment, and in equal monthly installments thereafter.

                             1.05       If, after a continuous period of employment from the date of this Agreement, Executive shall retire, resign, or be terminated from the employ of the Corporation so that the first day on which Executive is no longer in the employ of the Corporation occurs on or after Executive's sixty eighth birthday but prior to Executive's sixty-ninth birthday, the Corporation shall pay to Executive special retirement benefits at the annual rates set forth below for fifteen years beginning with the calendar month following Executive's last day of employment, such payments to be made in equal monthly installments:
Last Day of Employment	Annual Rate
On or after 68th birthday but prior to 69th birthday	$204,600

                             1.06       If, following such termination of employment, Executive shall die before payment of all of the installments provided for in Section 1.04 or Section 1.05, any remaining installments shall be paid to such beneficiary or beneficiaries as Executive shall have designated pursuant to Section 1.07 or, in the absence of such designation, to the Executor of the Will or the Administrator of the Estate of Executive.

                             1.07       For purposes of Sections 1.03, 1.04 and 1.05, or any of them, Executive may at any time designate a beneficiary or beneficiaries by filing with the chief personnel officer of Interpublic a Beneficiary Designation Form provided by such officer. Executive may at any time, by filing a new Beneficiary Designation Form, revoke or change any prior designation of beneficiary.

                             1.08       If Executive shall die while in the employ of the Corporation, no sum shall be payable pursuant to Sections 1.04, 1.05, 1.06 or 2.01.

ARTICLE II

Alternative Deferred Compensation

                             2.01       If Executive shall, for any reason other than death, cease to be employed by the Corporation on a date prior to Executive's sixty-eighth birthday, the Corporation shall, in lieu of any payment pursuant to Article I of this Agreement, compensate Executive by payment, in a lump sum, of an amount equal to One Hundred Fifty Thousand Dollars ($150,000) per annum for each full year and proportionate amount for any part year during which Executive has been employed by the Corporation calculated from the date of this Agreement to the date of such termination. Such payment shall be conditional upon Executive's compliance with all the terms and conditions of this Agreement.

                             2.02       It is understood that none of the payments made in accordance with this Agreement shall be considered for purposes of determining benefits under the Interpublic Pension Plan, nor shall such sums be entitled to credits equivalent to interest under the Plan for Credits Equivalent to Interest on Balances of Deferred Compensation Owing under Employment Agreements adopted effective as of January 1, 1974 by Interpublic.

ARTICLE III

Non-solicitation of Clients or Employees

                             3.01       Following the termination of Executive's employment hereunder for any reason, Executive shall not for a period of twelve (12) months either (a) solicit any employee of the Corporation to leave such employ to enter the employ of Executive or of any corporation or enterprise with which Executive is then associated or (b) solicit or handle on Executive's own behalf or on behalf of any other person, firm or corporation, the advertising, public relations, sales promotion or market research business of any advertiser which is a client of the Corporation at the time of such termination.

ARTICLE IV

Assignment

                             4.01       This Agreement shall be binding upon and inure to the benefit of the successors and assigns of Interpublic. Neither this Agreement nor any rights hereunder shall be subject in any matter to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge by Executive, and any such attempted action by Executive shall be void. This Agreement may not be changed orally, nor may this Agreement be amended to increase the amount of any benefits that are payable pursuant to this Agreement or to accelerate the payment of any such benefits.

ARTICLE V

Contractual Nature of Obligation

                             5.01       The liabilities of the Corporation to Executive pursuant to this Agreement shall be those of a debtor pursuant to such contractual obligations as are created by the Agreement. Executive's rights with respect to any benefit to which Executive has become entitled under this Agreement, but which Executive has not yet received, shall be solely the rights of a general unsecured creditor of the Corporation.

ARTICLE VI

Applicable Law

                             6.01       This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
THE INTERPUBLIC GROUP OF
COMPANIES, INC.

By: /s/ Brian J. Brooks
Brian J. Brooks

/s/ David Bell
David Bell

Exhibit 10(iii)(A)(i)(b)

MEMORANDUM

May 1, 2003

TO:        BRIAN BROOKS

FROM:  DAVID BELL

Dear Brian,

Per your e-mail regarding Return of Options by Senior Executives, I would like to return 2 of my options as follows:

3/01/2000   -        79,800 Shares - @ $32.4600 and
2/27/2001   -      131,100 Shares - @ $33.6000
                          210,900 Shares

As to the wording for reuse of these shares, I would like these shares directed at IPG middle management people, whom I believe will be a significant part of the IPG turnaround.

All my best,

/s/ David Bell
David Bell

DB/jrs

Att.

Exhibit 10(iii)(A)(ii)(a)

SUPPLEMENTAL AGREEMENT

                             SUPPLEMENTAL AGREEMENT made as of April 7, 2003 between THE INTERPUBLIC GROUP OF COMPANIES, INC., a Delaware corporation ("Interpublic") and BRIAN BROOKS ("Executive").

W I T N E S S E T H:

                             WHEREAS, Interpublic and Executive are parties to an Employment Agreement made as of November 18, 2002 (hereinafter referred to as the "Agreement"); and

                             WHEREAS, Interpublic and Executive desire to amend the Agreement;

                             NOW, THEREFORE, in consideration of the mutual promises herein and in the Agreement set forth, the parties hereto, intending to be legally bound, agree as follows:

                             1.           Paragraph 6.04 of the Agreement is amended, effective as of November 18, 2002, by adding: "In addition, Executive will be eligible to use a parking space at Central Parking at West 51st Street."

                             2.           A new Paragraph 6.05 shall be added to the Agreement, effective as of November 18, 2002, to read as follows:

                             "Executive will be elected a member of Interpublic's Development Council."

                             3.           A new Paragraph 6.06 shall be added to the Agreement, effective as of November 18, 2002, to read as follows:
"Interpublic will provide Executive with a cellular phone, personal (home) computer and related communications equipment, if required."

                             4.           A new Paragraph 6.07 shall be added to the Agreement, effective as of November 18, 2002, to read as follows:
"Executive will be reimbursed for any expenses incurred in joining or maintaining a mid-town dining and health club."

                             5.           A new Paragraph 6.08 shall be added to the Agreement, effective as of November 18, 2002, to read as follows:

                             "Executive will be entitled to first class air travel while travelling on Interpublic business."

                             Except as hereinabove amended, the Agreement shall continue in full force and effect.

                             This Supplemental Agreement shall be governed by the laws of the State of New York, applicable to contracts made and fully to be performed therein.
THE INTERPUBLIC GROUP OF
COMPANIES, INC.

By: /s/ Nicholas J. Camera
Name: Nicholas J. Camera
Title: Senior Vice President
General Counsel and Secretary

/s/ Brian Brooks
Brian Brooks

Exhibit 10(iii)(A)(ii)(b)

SUPPLEMENTAL AGREEMENT

                             SUPPLEMENTAL AGREEMENT made as of May 20, 2003, by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as "Interpublic"), and BRIAN BROOKS (hereinafter referred to as "Executive").

W I T N E S S E T H;

                             WHEREAS, Interpublic and Executive are parties to an Employment Agreement made as of November 18, 2002 as amended by a Supplemental Agreement made as of April 7, 2003 (hereinafter referred collectively as the "Employment Agreement"); and

                             WHEREAS, Interpublic and Executive desire to amend the Agreement;

                             NOW, THEREFORE, in consideration of the mutual promises herein and in the Employment Agreement set forth, the parties hereto, intending to be legally bound, agree as follows:

                             1.           Section 3.01 of the Employment Agreement is hereby amended, by deleting: "Interpublic will compensate Executive for the duties performed by him hereunder, by payment of a base salary, at the rate of Four Hundred and Twenty Thousand Dollars ($420,000) per annum" therefrom and substituting: "Effective as of June 1, 2003, Interpublic will compensate Executive for the duties performed by him hereunder, by payment, of a base salary at the rate of Four Hundred Ninety Five Thousand Dollars ($495,000) per annum".

                             2.            Except as herein above amended, the Employment Agreement shall continue in full force and effect.

                             3.            This Supplemental Agreement shall be governed by the laws of the State of New York.
THE INTERPUBLIC GROUP OF
COMPANIES, INC.

By: /s/ Nicholas J. Camera
Name: Nicholas J. Camera
Title: Senior Vice President
General Counsel and Secretary

/s/ Brian Brooks
Brian Brooks

Signed as of May 20, 2003

Exhibit 10(iii)(A)(ii)(c)

SUPPLEMENTAL AGREEMENT

                             SUPPLEMENTAL AGREEMENT made as of June 16, 2003, by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as the "Corporation"), and Brian Brooks (hereinafter referred to as "Executive").

W I T N E S S E T H

                             WHEREAS, the Corporation and Executive are parties to an Executive Severance Agreement made as of November 14, 2002 (hereinafter referred to as the "ESA"); and

                             WHEREAS, the Corporation and Executive desire to amend the ESA;

                             NOW, THEREFORE, in consideration of the mutual promises herein and in the ESA set forth, the parties hereto, intending to be legally bound, agree as follows:
1. Section 3.02 of the ESA is hereby deleted in its entirety and the following substituted therefor, effective June 16, 2003:

     "Section 3.2. MICP Supplement. The Company shall also pay the Executive within 30 days after his Termination Date a cash amount equal to (a) in the event that the Executive received an award under the MICP (or the Incentive Award program applicable outside the United States) in respect of the year immediately prior to the year that includes the Termination Date (the latter year constituting the "Termination Year"), the amount of that award multiplied by the fraction of the Termination Year preceding the Termination Date or (b) in the event that the Executive did not receive an MICP award (or an Incentive Award) in respect of the year immediately prior to the Termination Year, the amount of the MICP award (or Incentive Award) that Executive received in respect of the second year immediately prior to the Termination Year multiplied by one plus the fraction of the Termination Year preceding the Termination Date. Provided further however that in the event that Executive failed to receive an MICP award in either of the two (2) years preceding the Termination Year as a result of the financial performance of the Company generally (and not as a result of Executive's individual performance) then, in such case, the MICP award to be used for purposes of this Section 3.2 shall be the target MICP award established by the Corporation or the most recent MICP award received by Executive, whichever is greater."

                            2.       Except as hereinabove amended, the ESA shall continue in full force and effect.

                            3.       This Supplemental Agreement shall be governed by the laws of the State of New York.
THE INTERPUBLIC GROUP OF COMPANIES,
INC.

By: /s/ Nicholas J. Camera
Nicholas J. Camera

/s/ Brian Brooks
Brian Brooks

Exhibit 10(iii)(A)(iii)(a)

SUPPLEMENTAL AGREEMENT

                            SUPPLEMENTAL AGREEMENT made as of January 1, 2003, by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as the "Corporation"), and Nicholas J. Camera (hereinafter referred to as "Executive"):

W I T N E S S E T H

                            WHEREAS, the Corporation and Executive are parties to an Executive Severance Agreement made as of January 1, 1998 (hereinafter referred to as the "Agreement"); and

                            WHEREAS, the Corporation and Executive desire to amend the Executive Severance Agreement;

                            NOW, THEREFORE, in consideration of the mutual promises herein and in the Agreement set forth, the parties hereto, intending to be legally bound, agree as follows:

                                       1.       Section 6.01 of the Agreement is hereby amended effective Janury 1, 2003, so as to delete "five" and to substitute therefor "ten".

                                       2.       Except as hereinabove amended, the Agreement shall continue in full force and effect.

                                       3.       This Supplemental Agreement shall be governed by the laws of the State of New York.
THE INTERPUBLIC GROUP OF COMPANIES,
INC.

/s/ Brian J. Brooks
Brian J. Brooks

By: /s/ Nicholas J. Camera
Nicholas J. Camera

Signed as of June 23, 2003

Exhibit 10(iii)(A)(iii)(b)

SUPPLEMENTAL AGREEMENT

                            SUPPLEMENTAL AGREEMENT made as of June 16, 2003, by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as the "Corporation"), and Nicholas J. Camera (hereinafter referred to as "Executive").

W I T N E S S E T H

                            WHEREAS, the Corporation and Executive are parties to an Executive Severance Agreement made as of January 1, 1998 and a Supplemental Agreement made as of January 1, 2003 (hereinafter referred to as the "ESA"); and

                            WHEREAS, the Corporation and Executive desire to amend the ESA;

                            NOW, THEREFORE, in consideration of the mutual promises herein and in the ESA set forth, the parties hereto, intending to be legally bound, agree as follows:
1. Section 3.02 of the ESA is hereby deleted in its entirety and the following substituted therefor, effective June 16, 2003:

     "Section 3.2.  MICP Supplement. The Company shall also pay the Executive within 30 days after his Termination Date a cash amount equal to (a) in the event that the Executive received an award under the MICP (or the Incentive Award program applicable outside the United States) in respect of the year immediately prior to the year that includes the Termination Date (the latter year constituting the "Termination Year"), the amount of that award multiplied by the fraction of the Termination Year preceding the Termination Date or (b) in the event that the Executive did not receive an MICP award (or an Incentive Award) in respect of the year immediately prior to the Termination Year, the amount of the MICP award (or Incentive Award) that Executive received in respect of the second year immediately prior to the Termination Year multiplied by one plus the fraction of the Termination Year preceding the Termination Date. Provided further however that in the event that Executive failed to receive an MICP award in either of the two (2) years preceding the Termination Year as a result of the financial performance of the Company generally (and not as a result of Executive's individual performance) then, in such case, the MICP award to be used for purposes of this Section 3.2 shall be the target MICP award established by the Corporation or the most recent MICP award received by Executive, whichever is greater."

2. Except as hereinabove amended, the ESA shall continue in full force and effect.

3. This Supplemental Agreement shall be governed by the laws of the State of New York.

THE INTERPUBLIC GROUP OF COMPANIES, INC.

By  /s/ Brian Brooks
         Brian J. Brooks

     /s/ Nicholas J. Camera
        Nicholas J. Camera

Exhibit 10(iii)(A)(iv)(a)

SUPPLEMENTAL AGREEMENT

                            SUPPLEMENTAL AGREEMENT made as of March 31, 2003 by and between The Interpublic Group of Companies, Inc., a corporation of the State of Delaware (hereinafter referred to as the "Corporation"), and JOHN J. DOONER, JR. (hereinafter referred to as "Executive").

W I T N E S S E T H;

                            WHEREAS, the Corporation and Executive are parties to an Employment Agreement made as of January 1, 1994 as amended by Supplemental Agreements made as of July 1, 1995, September 1, 1997, April 1, 2000 and November 7, 2002 (hereinafter referred collectively as the "Employment Agreement"); and

                            WHEREAS, the Corporation and Executive desire to amend the Employment Agreement;

                            NOW, THEREFORE, in consideration of the mutual promises herein and in the Employment Agreement set forth, the parties hereto, intending to be legally bound, agree as follows:

                            1.           Section 3.03 of the Employment Agreement is hereby amended to read in its entirety as follows: "Executive has been granted (i) an award for the 2003-2005 performance period under Interpublic's Long Term Performance Incentive Plan ("LTPIP") equal to Twenty Thousand (20,000) performance units and (ii) during 2003, options under Interpublic's Stock Incentive Plan to purchase One Hundred Seventy-six Thousand Sven Hundred Nine (176,709) shares of Interpublic common stock. Subject to the terms of the Corporation's Performance Incentive Plan, the Committee approved certain non-forfeiture provisions in connection with Executive's grant, in the event Executive's employment is terminated by the Corporation without cause.

                            2.           Except as herein above amended, the Employment Agreement shall continue in full force and effect.

                            3.           This Supplemental Agreement shall be governed by the laws of the State of New York.
THE INTERPUBLIC GROUP OF
COMPANIES, INC.

By: /s/ Brian Brooks
Brian Brooks

/s/ John J. Dooner
John J. Dooner

Signed as of April 15, 2003

Exhibit 10(iii)(A)(iv)(b)

SUPPLEMENTAL AGREEMENT

                            SUPPLEMENTAL AGREEMENT made as of January 1, 2003, by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as the "Corporation"), and John J. Dooner (hereinafter referred to as "Executive").

W I T N E S S E T H

                            WHEREAS, the Corporation and Executive are parties to an Executive Severance Agreement made as of January 1, 1998 (hereinafter referred to as the "Agreement"); and

                            WHEREAS, the Corporation and Executive desire to amend the Executive Severance Agreement;

                            NOW, THEREFORE, in consideration of the mutual promises herein and in the Agreement set forth, the parties hereto, intending to be legally bound, agree as follows:

                            1.         Section 6.01 of the Agreement is hereby amended effective January 1, 2003, so as to delete "five" and to substitute therefor "ten".

                            2.         Except as hereinabove amended, the Agreement shall continue in full force and effect.

                            3.         This Supplemental Agreement shall be governed by the laws of the State of New York.

THE INTERPUBLIC GROUP OF COMPANIES, INC.

By /s/ Brian J. Brooks
          Brian J. Brooks

   /s/ John J. Dooner
        John J. Dooner

Signed as June 17, 2003

Exhibit 10(iii)(A)(iv)(c)

                                                                                                     May 8, 2003

The Interpublic Group of Companies, Inc.
1271 Avenue of the Americas
New York, New York 10020
Attn:  Brian J. Brooks, Executive
          Vice President, Human Resources

Dear Brian:

                            The undersigned, John Dooner, has been awarded certain options to purchase shares of Common Stock of Interpublic as follows: (the "Options").
Grant Date	Shares	Exercise Price
3/24/2000	48,000	$43.6875
3/24/2000	200,000	$43.6875
12/15/2000	152,000	$41.8438
12/15/2000	100,000	$60.0000

                            This letter constitutes a request that Interpublic cancel the Options, effective immediately. I understand that, upon such cancellation, I will have no further rights to such Options. I further understand that Interpublic is under no obligation to replace, reissue or grant new options to me, or to compensate me for the Options in any other way, including by stock grant, bonus or otherwise.

                            I have been advised that I may not receive any additional stock grants or non-contractual bonus for a period of six (6) months from the date of cancellation of the Options.

                            Enclosed herewith is a copy of the applicable Stock Option Certificate.

                                                                            Very truly yours,

                                                                                                       /s/ John J. Dooner
                                                                                                            John J. Dooner

Enclosure

Exhibit 10(iii)(A)(v)(a)

EXECUTIVE SPECIAL BENEFIT AGREEMENT

                            AGREEMENT made as of May 1, 2003, by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as "Interpublic") and BRUCE NELSON (hereinafter referred to as "Executive").

W I T N E S S E T H:

                            WHEREAS, Executive is in the employ of Interpublic and/or one or more of its subsidiaries (Interpublic and its subsidiaries being hereinafter referred to collectively as the "Corporation"); and

                            WHEREAS, Interpublic and Executive desire to enter into an Executive Special Benefit Agreement which shall be supplementary to any employment agreement or arrangement which Executive now or hereinafter may have with respect to Executive's employment by Interpublic or any of its subsidiaries;

                            NOW, THEREFORE, in consideration of the mutual promises herein set forth, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I

Death and Special Retirement Benefits

                            1.01       For purposes of this Agreement the "Accrual Term" shall mean the period of ninety-six (96) months beginning on the date of this Agreement and ending on the day preceding the eighth anniversary hereof or on such earlier date on which Executive shall cease to be in the employ of the Corporation.

                            1.02       The Corporation shall provide Executive with the following benefits contingent upon Executive's compliance with all the terms and conditions of this Agreement. Effective at the end of the Accrual Term, Executive's annual compensation will be increased by Eighty Five Thousand Dollars ($85,000) if Executive is in the employ of the Corporation at that time.

                            1.03       If, during the Accrual Term or thereafter during a period of employment by the Corporation which is continuous from the date of this Agreement, Executive shall die while in the employ of the Corporation, the Corporation shall pay to such beneficiary or beneficiaries as Executive shall have designated pursuant to Section 1.07 (or in the absence of such designation, shall pay to the Executor of the Will or the Administrator of the Estate of Executive) survivor income payments of Eighty Five Thousand Dollars ($85,000) per annum for fifteen (15) years in monthly installments beginning with the 15th of the calendar month following Executive's death, and in equal monthly installment thereafter.

                            1.04       If, after a continuous period of employment from the date of this Agreement, Executive shall retire from the employ of the Corporation so that the first day on which Executive is no longer in the employ of the Corporation occurs on or after Executive's sixty first birthday, the Corporation shall pay to Executive special retirement benefits at the rate of Eighty Five Thousand Dollars ($85,000) per annum for fifteen (15) years in monthly installments beginning with the 15th of the calendar month following Executive's last day of employment, and in equal monthly installments thereafter.

                            1.05       If, after a continuous period of employment from the date of this Agreement, Executive shall retire, resign, or be terminated from the employ of the Corporation so that the first day on which Executive is no longer in the employ of the Corporation occurs on or after Executive's sixtieth birthday but prior to Executive's sixty first birthday, the Corporation shall pay to Executive special retirement benefits at the annual rates set forth below for fifteen years beginning with the calendar month following Executive's last day of employment, such payments to be made in equal monthly installments:

Last Day of Employment                                                            Annual Rate
On or after 60th birthday but prior to 61st birthday                    $80,750

                            1.06       If, following such termination of employment, Executive shall die before payment of all of the installments provided for in Section 1.04 or Section 1.05, any remaining installments shall be paid to such beneficiary or beneficiaries as Executive shall have designated pursuant to Section 1.07 or, in the absence of such designation, to the Executor of the Will or the Administrator of the Estate of Executive.

                            1.07       For purposes of Sections 1.03, 1.04 and 1.05, or any of them, Executive may at any time designate a beneficiary or beneficiaries by filing with the chief personnel officer of Interpublic a Beneficiary Designation Form provided by such officer. Executive may at any time, by filing a new Beneficiary Designation Form, revoke or change any prior designation of beneficiary.

                            1.08       If Executive shall die while in the employ of the Corporation, no sum shall be payable pursuant to Sections 1.04, 1.05, 1.06, 2.01, 2.02 or 2.03.

ARTICLE II

Alternative Deferred Compensation

                            2.01       If Executive shall, for any reason other than death, cease to be employed by the Corporation on a date prior to Executive's sixtieth birthday, the Corporation shall, in lieu of any payment pursuant to Article I of this Agreement, compensate Executive by payment, at the times and in the manner specified in Section 2.02, of a sum computed at the rate of Eighty Five Thousand Dollars ($85,000) per annum for each full year and proportionate amount for any part year from the date of this Agreement to the date of such termination during which Executive is in the employ of the Corporation with a maximum payment of Six Hundred Eighty Thousand Dollars ($680,000). Such payment shall be conditional upon Executive's compliance with all the terms and conditions of this Agreement.

                            2.02       The aggregate compensation payable under Section 2.01 shall be paid in equal consecutive monthly installments commencing with the first month in which Executive is no longer in the employ of the Corporation and continuing for a number of months equal to the number of months which have elapsed from the date of this Agreement to the date of termination, up to a maximum of ninety-six (96) months.

                            2.03       If Executive dies while receiving payments in accordance with the provisions of Section 2.02, any installments payable in accordance with the provisions of Section 2.02 less any amounts previously paid Executive in accordance therewith, shall be paid to the Executor of the Will or the Administrator of the Estate of Executive.

                            2.04       It is understood that none of the payments made in accordance with this Agreement shall be considered for purposes of determining benefits under the Interpublic Pension Plan, nor shall such sums be entitled to credits equivalent to interest under the Plan for Credits Equivalent to Interest on Balances of Deferred Compensation Owing under Employment Agreements adopted effective as of January 1, 1974 by Interpublic.

ARTICLE III

Non-solicitation of Clients or Employees

                            3.01       Following the termination of Executive's employment hereunder for any reason, Executive shall not for a period of twelve (12) months either (a) solicit any employee of the Corporation to leave such employ to enter the employ of Executive or of any corporation or enterprise with which Executive is then associated or (b) solicit or handle on Executive's own behalf or on behalf of any other person, firm or corporation, the advertising, public relations, sales promotion or market research business of any advertiser which is a client of the Corporation at the time of such termination.

ARTICLE IV

Assignment

                            4.01       This Agreement shall be binding upon and inure to the benefit of the successors and assigns of Interpublic. Neither this Agreement nor any rights hereunder shall be subject in any matter to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge by Executive, and any such attempted action by Executive shall be void. This Agreement may not be changed orally, nor may this Agreement be amended to increase the amount of any benefits that are payable pursuant to this Agreement or to accelerate the payment of any such benefits.

ARTICLE V

Contractual Nature of Obligation

                            5.01       The liabilities of the Corporation to Executive pursuant to this Agreement shall be those of a debtor pursuant to such contractual obligations as are created by the Agreement. Executive's rights with respect to any benefit to which Executive has become entitled under this Agreement, but which Executive has not yet received, shall be solely the rights of a general unsecured creditor of the Corporation.

ARTICLE VI

Applicable Law

                            6.01       This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
THE INTERPUBLIC GROUP OF
COMPANIES, INC.

By: /s/ Brian J. Brooks
Brian J. Brooks
Executive Vice President,
Human Resources

/s/ Bruce Nelson
Bruce Nelson

Exhibit 10(iii)(A)(v)(b)

SUPPLEMENTAL AGREEMENT

                            SUPPLEMENTAL AGREEMENT made as of June 16, 2003, by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as the "Corporation"), and Bruce S. Nelson (hereinafter referred to as "Executive").

W I T N E S S E T H

                            WHEREAS, the Corporation and Executive are parties to an Executive Severance Agreement made as of April 18, 2002 (hereinafter referred to as the "ESA"); and

                            WHEREAS, the Corporation and Executive desire to amend the ESA;

                            NOW, THEREFORE, in consideration of the mutual promises herein and in the ESA set forth, the parties hereto, intending to be legally bound, agree as follows:

1. Section 3.02 of the ESA is hereby deleted in its entirety and the following substituted therefor, effective June 16, 2003:

              "Section 3.2. MICP Supplement. The Company shall also pay the Executive within 30 days after his Termination Date a cash amount equal to (a) in the event that the Executive received an award under the MICP (or the Incentive Award program applicable outside the United States) in respect of the year immediately prior to the year that includes the Termination Date (the latter year constituting the "Termination Year"), the amount of that award multiplied by the fraction of the Termination Year preceding the Termination Date or (b) in the event that the Executive did not receive an MICP award (or an Incentive Award) in respect of the year immediately prior to the Termination Year, the amount of the MICP award (or Incentive Award) that Executive received in respect of the second year immediately prior to the Termination Year multiplied by one plus the fraction of the Termination Year preceding the Termination Date. Provided further however that in the event that Executive failed to receive an MICP award in either of the two (2) years preceding the Termination Year as a result of the financial performance of the Company generally (and not as a result of Executive's individual performance) then, in such case, the MICP award to be used for purposes of this Section 3.2 shall be the target MICP award established by the Corporation or the most recent MICP award received by Executive, whichever is greater."

2. Except as hereinabove amended, the ESA shall continue in full force and effect.

3. This Supplemental Agreement shall be governed by the laws of the State of New York.

THE INTERPUBLIC GROUP OF COMPANIES, INC.

By    /s/ Nicholas J. Camera
             Nicholas J. Camera

       /s/ Bruce S. Nelson
            Bruce S. Nelson

Exhibit 10(iii)(A)(vi)(a)

CONFIDENTIAL SEPARATION AGREEMENT AND GENERAL RELEASE

                             CONFIDENTIAL SEPARATION AGREEMENT AND GENERAL RELEASE between THE INTERPUBLIC GROUP OF COMPANIES, INC. ("Interpublic") and SEAN ORR ("Executive"). In consideration of the mutual covenants herein contained, the parties agree as follows:

              1.           Termination of Employment. Executive will resign from any and all positions that he holds at Interpublic or any subsidiary thereof effective August 31, 2003 ("Termination Date"). Until such time, Executive will continue to make himself available (and report to Interpublic's office in New York City as reasonably requested by Interpublic) to provide services to Interpublic consistent with his position, including, but not limited to, supervising the closing of and certifying Interpublic's second quarter and assisting in the smooth transition of his responsibilities.

              2.           Severance Payment and Benefits. Subject to Executive's execution and non-revocation of, and compliance with this Agreement, Interpublic shall: (a) on or about the Termination Date, pay to Executive the lump sum amount of One Million Three Hundred Sixty Thousand Dollars ($1,360,000), less required federal, state and local withholdings, (b) for a period of two (2) years from the Termination Date ("Severance Period"), pay Executive the annual amount of Twenty Thousand Dollars ($20,000) per year payable in accordance with Interpublic's regular payroll practices and subject to regular withholdings, (c) during the Severance Period, provide Executive with his current benefits including club, automobile and financial planning allowances, and (d) during the Severance Period, continue to defer One Hundred Fifty Thousand Dollars ($150,000) per annum pursuant to certain Executive Special Benefit Agreements, ("ESBA's") between Interpublic and the Executive. The above-referenced payments exceed in value any payments to which Executive may otherwise be entitled.

              3.           Outplacement; Legal Fees. In addition to the payments set forth in Section 2, Executive shall be entitled to reasonable outplacement services during the course of the Severance Period. Such services may be selected by Executive, subject to the reasonable prior approval of Interpublic. Executive shall also be entitled to reimbursement of legal fees incurred in connection with the negotiation and review of this Release Agreement. Outplacement fees and legal services shall not exceed One Hundred Fifty Thousand Dollars ($150,000) in the aggregate.

              4.           Insurance. During the Severance Period Executive will be maintained, at Interpublic's expense and at his current level of coverage, in Interpublic's basic life insurance program. Interpublic will also maintain Executive at his current level of coverage, in Interpublic's optional life insurance program. The two-year premium for such coverage is Nine Thousand Three Hundred Eleven And 90/100 Dollars ($9,311.90) which amount will be deducted from the lump-sum payment to be made to Executive pursuant to Section 2(a) of this Agreement.

              5.           Interpublic Stock; LTPIP; ESBA.

              (a)   Executive shall be entitled to pro-rated vesting as of the end of the severance period (i.e., August 30, 2005) of all shares of Interpublic restricted stock currently held by him. The pro-rated amount is ninety-six thousand eight hundred sixty-six (96,866) shares. In addition, in the event that Executive has not obtained other employment of substantially comparable status and with a substantially comparable pay level (based on base salary and targeted annual bonus) at the end of the Severance Period, Interpublic agrees to vest, at that time, all of the remaining shares of restricted stock currently held by Executive. In the event of Executive's death, his beneficiary shall be entitled to pro-rated vesting, to the date of death, of all shares of restricted stock currently held by him.

              (b)   All options to acquire shares of Interpublic stock currently held by Executive will continue to vest through the end of the Severance Period. Options will be exercisable on a pro-rated basis in accordance with their terms by Executive for a period of ninety (90) days following the end of the Severance Period. The pro-rated amount, as of the end of the Severance Period, is four hundred eighty-three thousand five hundred sixty-five (483,565) options. In the event of Executive's death, his beneficiary shall be entitled to exercise options currently held by Executive, pro-rated to the date of death, and will have one (1) year from the date of death to exercise such options.

              (c)   Executive will be entitled to retain ten thousand six hundred sixty-seven (10,667) units of his 2003-2005 LTPIP units which shall be paid out to Executive on a basis consistent with the payment of comparable 2003-2005 LTPIP units held by other senior corporate executives of Interpublic.

              (d)   Executive will be entitled to an annuity of Three Hundred Thousand Dollars ($300,000) per year for a period of fifteen (15) years, commencing at age sixty (60). Payments of such amounts shall be made in accordance with all provisions of the Executive Special Benefit Agreements between Executive and Interpublic dated as of May 1, 1999 and as of May 1, 2002, as each was amended as of November, 2002 (including the provisions relating to death benefits and disability benefits) and shall be in full satisfaction of all amounts due to Executive pursuant to those Agreements. For avoidance of doubt, in the event Executive dies after annuity payments have commenced, Executive's beneficiary shall receive the remaining annuity payments, and in the event Executive dies prior to the start of annuity payments, Executive's beneficiary shall receive the Three Hundred Thousand Dollars ($300,000) per year annuity payments in monthly installments over fifteen (15) years beginning on the 15th of the calendar month following Executive's death.

              6.           Release of Claims. By signing this Agreement and Release, Executive, on behalf of himself and his current, former, and future heirs, executors, administrators, attorneys, agents and assigns, releases and waives all legal claims in law or in equity of any kind whatsoever that Executive has or may have against Interpublic, its parents, subsidiaries and affiliates, and their respective officers, directors, employees, shareholders, members, agents, attorneys, trustees, fiduciaries, representatives, benefit plans and plan administrators, successors and/or assigns, and all persons or entities acting by, through, under, or in concert with any or all of them (collectively, the "Releasees"). This release and waiver covers all rights, claims, actions and suits of all kinds and descriptions that Executive now has or has ever had, whether known or unknown or based on facts now known or unknown, fixed or contingent, against the Releasees, occurring from the beginning of time up to and including the date that Executive executes this Agreement and Release, including, without limitation:

a. any claims for wrongful termination, defamation, invasion of privacy, intentional infliction of emotional distress, or any other common law claims;

b. any claims for the breach of any written, implied or oral contract between Executive and Interpublic, including but not limited to any contract of employment;

              c.            any claims of discrimination, harassment or retaliation based on such things as age, national origin, ancestry, race, religion, sex, sexual orientation, or physical or mental disability or medical condition;

              d.            any claims for payments of any nature, including but not limited to wages, overtime pay, vacation pay, severance pay, commissions, bonuses and benefits or the monetary equivalent of benefits, but not including any claims for unemployment or workers' compensation benefits, or for the consideration being provided to Executive pursuant to Paragraphs 2, 3, 4 or 5 of this Agreement, or for the payments and benefits to which Executive is entitled under the employee benefit plans of Interpublic; and

              e.            all claims that Executive has or that may arise under the common law and all federal, state and local statutes, ordinances, rules, regulations and orders, including but not limited to any claim or cause of action based on the Fair Labor Standards Act, Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Family and Medical Leave Act, the Americans with Disabilities Act, the Civil Rights Acts of 1866, 1871 and 1991, the Rehabilitation Act of 1973, the National Labor Relations Act, the Employee Retirement Income Security Act of 1974, the Worker Adjustment and Retraining Notification Act, the Vietnam Era Veterans' Readjustment Assistance Act of 1974, Executive Order 11246, and any state laws governing employee rights, as each of them has been or may be amended.

This release and waiver does not release Interpublic from its obligations under this Agreement and Release. This Agreement and Release shall be binding upon and inure to the benefit of Executive and the Releasees and any other individual or entity who may claim any interest in the matter through Executive. Executive also acknowledges that he has not assigned any of his rights to make the aforementioned claims or demands. Executive also acknowledges and represents that he has not filed nor will he file any lawsuits based on claims or demands that he has released herein.

              7.           Indemnity. The Company shall indemnify Executive with respect to any claim arising out of, or related to, his service as an officer, director or employee of the Company or any of its subsidiaries in accordance with the By-laws of Interpublic and to the maximum extent allowed by applicable law regardless of when the claim is made. In addition, during and following the Severance Period the Company shall maintain directors' and officers' liability insurance coverage for Executive applicable to his service as an officer, director or employee of the Company or any of its subsidiaries in an amount not less than the coverage for senior corporate executives and directors of the Company.

              8.           Attorney Review. Executive is hereby advised that he should consult with an attorney prior to executing this Agreement.

              9.           Review Period. Executive is also advised that he has twenty-one (21) days from the date this Agreement is delivered to him within which to consider whether he will sign it.

            10.           Revocation Period. If Executive signs this Agreement, he acknowledges that he understands that he may revoke this Agreement within seven (7) days after he has signed it by notifying Interpublic in writing that he has revoked this Agreement. Such notice shall be addressed to: Brian J. Brooks, Executive Vice President, Human Resources, The Interpublic Group of Companies, Inc., 1271 Avenue of the Americas, New York, New York 10020. This Agreement shall not be effective or enforceable in accordance with its terms until the 7-day revocation period has expired.

            11.           Employment with Another IPG Agency. In the event Executive accepts employment with any company owned or controlled by Interpublic during the period in which payments are being made pursuant to this Agreement, all such payments shall cease upon commencement of such employment. Furthermore, if Executive has received a lump sum payment representing severance under this Agreement and commences employment with another company owned or controlled by Interpublic, Executive agrees to reimburse Interpublic for any portion of the severance payment that compensates Executive for the subsequent employment period. If, however, Executive's new salary is lower than the salary upon which the severance payments are based, Executive will continue to receive as severance, or will not be obligated to repay, the difference in salary for the period of overlap.

            12.           Intellectual Property Rights. Executive acknowledges and agrees that all concepts, writings and proposals submitted to and accepted by Interpublic ("Intellectual Property") which relate to the business of Interpublic and which have been conceived or made by him during the period of his employment, either alone or with others are the sole and exclusive property of Interpublic or its clients. As of the date hereof, Executive hereby assigns in favor of Interpublic all the Intellectual Property covered by this paragraph. On or subsequent to the date hereof, Executive shall execute any and all other papers and lawful documents required or necessary to vest sole rights, title and interest in Interpublic or its nominee of The Intellectual Property.

            13.           Non-Admission. This Agreement and Release shall not in any way be construed as an admission by the Company of any liability for any reason, including, without limitation, based on any claim that the Company has committed any wrongful or discriminatory act.

            14.           Non-Disparagement. Each party agrees not to, and Interpublic agrees to cause its officers, members of its board of directors, its consultants and its other agents not to, say, write or cause to be said or written, any statement that may be considered defamatory, derogatory or disparaging of the other. Interpublic and the Executive agree to develop a mutually acceptable communications plan for external and internal use regarding Executive's departure from Interpublic as well as a form of reference. Executive and his advisors will be given a reasonable opportunity to review and comment on the internal and external communications plan with respect to all references to Executive and the form of reference, and Interpublic will accept all reasonable requests from Executive in that regard.

            15.           Confidentiality/Company Property. Executive acknowledges that he has had access to confidential, proprietary business information of Interpublic as a result of employment, and Executive hereby agrees not to use such information personally or for the benefit of others. Executive also agrees not to disclose to anyone any confidential information at any time in the future so long as it remains confidential. Executive further agrees to keep the terms and the existence of this Agreement and Release confidential and not to discuss it with anyone other than his attorney, tax advisor, spouse, or as may be required by law. Executive represents that he has returned all Interpublic property in his possession.

            16.           Non-Solicitation of Clients and Employees. For a period of one (1) year following the end of the Severance Period, Executive shall not (a) directly or indirectly, either on Executive's own behalf or on behalf of any other person, firm or corporation, solicit any account that is a client of Interpublic at the time of Executive's termination or that was a client of Interpublic at any time within one year prior to the date of Executive's termination of employment; or (b) solicit any Employee of the Corporation to leave such employ to enter the employ of Executive or of any corporation or enterprise with which Executive is then associated. For a period of one (1) year from the Termination Date Executive shall not perform any services relating to advertising, marketing, public relations or related services for any account referred to in clause (a) above. Executive acknowledges that the above restrictions are reasonable and necessary to protect Interpublic's legitimate business interest.

            17.           Co-operation. Executive agrees to co-operate with Interpublic in connection with any government investigation or legal action involving Interpublic. In connection with such cooperation, Executive shall be entitled to retain his own legal counsel, provided such counsel is reasonably satisfactory to Interpublic, and Interpublic shall pay (as billed) the legal fees and expenses incurred by Executive in connection with such cooperation.

            18.           Entire Agreement; No Other Promises. Executive hereby acknowledges and represents that this Agreement and Release contains the entire agreement between Executive and Interpublic, and it supersedes any and all previous agreements concerning the subject matter hereof. Executive further acknowledges and represents that neither Interpublic nor any of its agents, representatives or employees have made any promise, representation or warranty whatsoever, express, implied or statutory, not contained herein, concerning the subject matter hereof, to induce Executive to execute this Agreement and Release, and Executive acknowledges that he has not executed this Agreement and Release in reliance on any such promise, representation or warranty.

            19.           Equitable Relief. Executive acknowledges that a remedy at law for any breach or attempted breach of this Agreement will be inadequate, and agrees that Interpublic shall be entitled to specific performance and injunctive and other equitable relief in the case of any such breach or attempted breach. It is also agreed that, in addition to any other remedies, in the event of a material breach of this Agreement by Executive, Interpublic may withhold and retain all or any portion of the severance payments.

            20.           Severability. If any term or condition of this Agreement and Release shall be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, this Agreement and Release shall be construed without such term or condition. If at the time of enforcement of any provision of this Agreement, a court shall hold that the duration, scope or area restriction of any provision hereof is unreasonable under circumstances now or then existing, the parties hereto agree that the maximum duration, scope or area reasonable under the circumstances shall be substituted by the court for the stated duration, scope or area.

            21.           Choice of Law and Forum. This Agreement and Release shall be construed and enforced in accordance with, and governed by, the laws of the State of New York, without regard to its choice of law provisions.

            22.           Arbitration. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, including claims involving alleged legally protected rights, such as claims for age discrimination in violation of the Age Discrimination in Employment Act of 1967, as amended, Title VII of the Civil Rights Act, as amended, and all other federal and state law claims for defamation, breach of contract, wrongful termination and any other claim arising because of Executive's employment, termination of employment or otherwise, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The arbitration shall take place in New York, New York.

            23.           Binding Effect. This Agreement shall be binding on, and shall inure to the benefit of, Interpublic and its successors. This Agreement shall also inure to the benefit of Executive's heirs, executors, beneficiaries and legal representatives.

            24.           Amendment. This Agreement and Release may not be amended or modified in any way, except pursuant to a written instrument signed by both parties.

HAVING READ AND UNDERSTOOD THE RELEASE, CONSULTED COUNSEL OR VOLUNTARILY ELECTED NOT TO CONSULT COUNSEL, AND HAVING HAD SUFFICIENT TIME TO CONSIDER WHETHER TO ENTER INTO THIS AGREEMENT AND RELEASE, THE PARTIES HERETO HAVE EXECUTED THIS AGREEMENT AND RELEASE AS OF THE DAY AND YEAR FIRST WRITTEN BELOW.
THE INTERPUBLIC GROUP OF
COMPANIES, INC.

By: /s/ Nicholas J. Camera
Name: Nicholas J. Camera
Title: Senior Vice President,
General Counsel and Secretary

/s/ Sean Orr
Sean Orr

Dated: June 26, 2003

Exhibit 10(iii)(A)(vi)(b)

SUPPLEMENTAL AGREEMENT

                             SUPPLEMENTAL AGREEMENT made as of March 31, 2003 by and between The Interpublic Group of Companies, Inc., a corporation of the State of Delaware (hereinafter referred to as the "Corporation"), and SEAN ORR (hereinafter referred to as "Executive").

W I T N E S S E T H;

                             WHEREAS, the Corporation and Executive are parties to an Employment Agreement made as of April 27, 1999 and as amended by Supplemental Agreement made as of April 1, 2000 and November 7, 2002 (hereinafter referred to as the "Employment Agreement"); and

                             WHEREAS, the Corporation and Executive desire to amend the Employment Agreement;

                             NOW, THEREFORE, in consideration of the mutual promises herein and in the Employment Agreement set forth, the parties hereto, intending to be legally bound, agree as follows:

                             1.           Section 5.02 of the Employment Agreement is hereby deleted and replaced amended in its entirety as follows: " "Executive has been granted (i) an award for the 2003-2005 performance period under Interpublic's Long Term Performance Incentive Plan ("LTPIP") equal to Twelve Thousand (12,000) performance units and (ii) during 2003, options under Interpublic's Stock Incentive Plan to purchase One Hundred Six Thousand Twenty-five (106,025) shares of Interpublic common stock."

                             2.           Except as herein above amended, The Employment Agreement shall continue in full force and effect.

                             3.           This Supplemental Agreement shall be governed by the laws of the State of New York.
THE INTERPUBLIC GROUP OF
COMPANIES, INC.

By: /s/ Brian Brooks
Brian Brooks

/s/ Sean Orr
Sean Orr

Signed as of April 11, 2003

Exhibit 10(iii)(A)(vii)

                                                                                                    May 28, 2003

The Interpublic Group of Companies, Inc.
1271 Avenue of the Americas
New York, New York 10020
Attn: Brian J. Brooks, Executive
          Vice President, Human Resources

Dear Brian:

                             The undersigned, Brendan Ryan, has been awarded certain options to purchase shares of Common Stock of Interpublic as follows:
Grant Date	Exercise Price	Number of Options
03/01/00	$32.4562	20,000
02/27/01	$33.5965	83,448

                             This letter constitutes a request that Interpublic cancel the Options, effective immediately. I understand that, upon such cancellation, I will have no further rights to such Options. I further understand that Interpublic is under no obligation to replace, reissue or grant new options to me, or to compensate me for the Options in any other way, including by stock grant, bonus or otherwise.

                             I have been advised that I may not receive any additional stock grants or non-contractual bonus for a period of six (6) months from the date of cancellation of the Options.

                             Enclosed herewith is a copy of the applicable Stock Option Certificate.

                                                                                                    Very truly yours,

                                                                                                    /s/ Brendan Ryan
                                                                                                         Brendan Ryan

Enclosure

Exhibit 10(iii)(A)(viii)(a)

SUPPLEMENTAL AGREEMENT

                             SUPPLEMENTAL AGREEMENT made as of April 8, 2003 by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as the "Corporation"), and PHILIPPE KRAKOWSKY (hereinafter referred to as "Executive").

W I T N E S S E T H;

                             WHEREAS, the Corporation and Executive are parties to an Employment Agreement made as of January 28, 2002 (hereinafter referred to as the "Agreement"); and

                             WHEREAS, the Corporation and Executive desire to amend the Agreement;

                             NOW, THEREFORE, in consideration of the mutual promises herein and in the Employment Agreement set forth, the parties hereto, intending to be legally bound, agree as follows:

                             1.           The Agreement shall be amended, effective as of April 1, 2003, by adding at the end of the first sentence of Section 2.01(v) the words "or to travel" and by deleting the second sentence of Section 2.01(v) in its entirety and substituting for it the following sentences: "The Corporation and the Executive agree that no business travel will be necessary for the fulfillment of the Executive's responsibilities. All travel shall be undertaken at the sole discretion of the Executive."

                             2.           Section 3.01 of the Employment Agreement is hereby amended, effective as of April 1, 2003, by deleting "Three Hundred Fifty Thousand Dollars ($350,000) per annum, of which Three Hundred Thousand Dollars ($300,000) shall be payable in equal installments, which the Corporation shall pay at semi-monthly intervals" and substitute "Four Hundred Fifty Thousand Dollars ($450,000), per annum of which Four Hundred Thousand Dollars ($400,000) shall be payable in equal installments which the Corporation shall pay at semi-monthly intervals".

                             3.           A new Section 4.05 of the Employment Agreement is hereby amended effective April 1, 2003 by adding the following "Executive has been granted an award for the 2003-2005 performance period under Interpublic's Long Term Performance Incentive Plan "LTPIP") equal to Four Thousand (4,000) performance units".

                             4.           Section 5.01 of the Employment Agreement is hereby amended effective April 1, 2003 by adding the following "Executive has been granted an additional Fifty Thousand (50,000) shares of restricted stock".

                             5.           A new Section 5.03 of the Employment Agreement is hereby added effective April 1, 2003 by adding the following: "Executive has been granted options to purchase Eighteen Thousand (18,000) shares of Interpublic Common Stock, under the 2003 Equity Program, which will be subject to all the terms and conditions of the Interpublic Stock Incentive Plan".

                             6.           Except as herein above amended, The Employment Agreement shall continue in full force and effect.

                             7.            This Supplemental Agreement shall be governed by the laws of the State of New York.
THE INTERPUBLIC GROUP OF
COMPANIES, INC.

By: /s/ Brian Brooks
Name: Brian J. Brooks
Title: Executive Vice President,
Human Resources

/s/ Philippe Krakowsky
Philippe Krakowsky

Exhibit 10(iii)(A)(viii)(b)

SUPPLEMENTAL AGREEMENT

                            SUPPLEMENTAL AGREEMENT made as of June 16, 2003, by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as the "Corporation"), and Philippe Krakowsky (hereinafter referred to as "Executive").

W I T N E S S E T H

                            WHEREAS, the Corporation and Executive are parties to an Executive Severance Agreement made as of November 14, 2002 (hereinafter referred to as the "ESA"); and

                            WHEREAS, the Corporation and Executive desire to amend the ESA;

                            NOW, THEREFORE, in consideration of the mutual promises herein and in the ESA set forth, the parties hereto, intending to be legally bound, agree as follows:
1. Section 3.02 of the ESA is hereby deleted in its entirety and the following substituted therefor, effective June 16, 2003:

               "Section 3.2. MICP Supplement. The Company shall also pay the Executive within 30 days after his Termination Date a cash amount equal to (a) in the event that the Executive received an award under the MICP (or the Incentive Award program applicable outside the United States) in respect of the year immediately prior to the year that includes the Termination Date (the latter year constituting the "Termination Year"), the amount of that award multiplied by the fraction of the Termination Year preceding the Termination Date or (b) in the event that the Executive did not receive an MICP award (or an Incentive Award) in respect of the year immediately prior to the Termination Year, the amount of the MICP award (or Incentive Award) that Executive received in respect of the second year immediately prior to the Termination Year multiplied by one plus the fraction of the Termination Year preceding the Termination Date. Provided further however that in the event that Executive failed to receive an MICP award in either of the two (2) years preceding the Termination Year as a result of the financial performance of the Company generally (and not as a result of Executive's individual performance) then, in such case, the MICP award to be used for purposes of this Section 3.2 shall be the target MICP award established by the Corporation or the most recent MICP award received by Executive, whichever is greater."

2. Except as hereinabove amended, the ESA shall continue in full force and effect.

3. This Supplemental Agreement shall be governed by the laws of the State of New York.

THE INTERPUBLIC GROUP OF COMPANIES, INC.

By   /s/ Nicholas J. Camera
            Nicholas J. Camera

      /s/ Philippe Krakowsky
          Philippe Krakowsky

Exhibit 10(iii)(A)(ix)(a)

EXECUTIVE SPECIAL BENEFIT AGREEMENT

                            AGREEMENT made as of November 1, 2002, by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as "Interpublic") and RICHARD SNEEDER (hereinafter referred to as "Executive").

W I T N E S S E T H:

                            WHEREAS, Executive is in the employ of Interpublic and/or one or more of its subsidiaries (Interpublic and its subsidiaries being hereinafter referred to collectively as the "Corporation"); and

                            WHEREAS, Interpublic and Executive desire to enter into an Executive Special Benefit Agreement which shall be supplementary to any employment agreement or arrangement which Executive now or hereinafter may have with respect to Executive's employment by Interpublic or any of its subsidiaries;

                            NOW, THEREFORE, in consideration of the mutual promises herein set forth, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I

Death and Special Retirement Benefits

                            1.01        For purposes of this Agreement the "Accrual Term" shall mean the period of ninety-six (96) months beginning on the date of this Agreement and ending on the day preceding the eighth anniversary hereof or on such earlier date on which Executive shall cease to be in the employ of the Corporation.

                            1.02        The Corporation shall provide Executive with the following benefits contingent upon Executive's compliance with all the terms and conditions of this Agreement. Effective at the end of the Accrual Term, Executive's annual compensation will be increased by Twenty Five Thousand Dollars ($25,000) if Executive is in the employ of the Corporation at that time.

                            1.03        If, during the Accrual Term or thereafter during a period of employment by the Corporation which is continuous from the date of this Agreement, Executive shall die while in the employ of the Corporation, the Corporation shall pay to such beneficiary or beneficiaries as Executive shall have designated pursuant to Section 1.07 (or in the absence of such designation, shall pay to the Executor of the Will or the Administrator of the Estate of Executive) survivor income payments of Forty Seven Thousand Five Hundred Dollars ($47,500) per annum for fifteen (15) years in monthly installments beginning with the 15th of the calendar month following Executive's death, and in equal monthly installment thereafter.

                            1.04        If, after a continuous period of employment from the date of this Agreement, Executive shall retire from the employ of the Corporation so that the first day on which Executive is no longer in the employ of the Corporation occurs on or after Executive's sixty-second birthday, the Corporation shall pay to Executive special retirement benefits at the rate of Forty Seven Thousand Dollars ($47,500) per annum for fifteen (15) years in monthly installments beginning with the 15th of the calendar month following Executive's last day of employment, and in equal monthly installments thereafter.

                            1.05        If, after a continuous period of employment from the date of this Agreement, Executive shall retire, resign, or be terminated from the employ of the Corporation so that the first day on which Executive is no longer in the employ of the Corporation occurs on or after Executive's sixty-first birthday but prior to Executive's sixty-second birthday, the Corporation shall pay to Executive special retirement benefits at the annual rates set forth below for fifteen years beginning with the calendar month following Executive's last day of employment, such payments to be made in equal monthly installments:
Last Day of Employment	Annual Rate
On or after 61st birthday but prior to 62nd birthday	$41,800

                            1.06        If, following such termination of employment, Executive shall die before payment of all of the installments provided for in Section 1.04 or Section 1.05, any remaining installments shall be paid to such beneficiary or beneficiaries as Executive shall have designated pursuant to Section 1.07 or, in the absence of such designation, to the Executor of the Will or the Administrator of the Estate of Executive.

                            1.07        For purposes of Sections 1.03, 1.04 and 1.05, or any of them, Executive may at any time designate a beneficiary or beneficiaries by filing with the chief personnel officer of Interpublic a Beneficiary Designation Form provided by such officer. Executive may at any time, by filing a new Beneficiary Designation Form, revoke or change any prior designation of beneficiary.

                            1.08        If Executive shall die while in the employ of the Corporation, no sum shall be payable pursuant to Sections 1.04, 1.05, 1.06, 2.01, 2.02 or 2.03.

ARTICLE II

Alternative Deferred Compensation

                            2.01        If Executive shall, for any reason other than death, cease to be employed by the Corporation on a date prior to Executive's sixty-first birthday, the Corporation shall, in lieu of any payment pursuant to Article I of this Agreement, compensate Executive by payment, at the times and in the manner specified in Section 2.02, of a sum computed at the rate of Twenty Five Thousand Dollars ($25,000) per annum for each full year and proportionate amount for any part year from the date of this Agreement to the date of such termination during which Executive is in the employ of the Corporation with a maximum payment of Two Hundred Thousand Dollars ($200,000). Such payment shall be conditional upon Executive's compliance with all the terms and conditions of this Agreement.

                            2.02        The aggregate compensation payable under Section 2.01 shall be paid in equal consecutive monthly installments commencing with the first month in which Executive is no longer in the employ of the Corporation and continuing for a number of months equal to the number of months which have elapsed from the date of this Agreement to the date of termination, up to a maximum of ninety-six (96) months.

                            2.03        If Executive dies while receiving payments in accordance with the provisions of Section 2.02, any installments payable in accordance with the provisions of Section 2.02 less any amounts previously paid Executive in accordance therewith, shall be paid to the Executor of the Will or the Administrator of the Estate of Executive.

                            2.04        It is understood that none of the payments made in accordance with this Agreement shall be considered for purposes of determining benefits under the Interpublic Pension Plan, nor shall such sums be entitled to credits equivalent to interest under the Plan for Credits Equivalent to Interest on Balances of Deferred Compensation Owing under Employment Agreements adopted effective as of January 1, 1974 by Interpublic.

ARTICLE III

Non-solicitation of Clients or Employees

                            3.01        Following the termination of Executive's employment hereunder for any reason, Executive shall not for a period of twelve (12) months either (a) solicit any employee of the Corporation to leave such employ to enter the employ of Executive or of any corporation or enterprise with which Executive is then associated or (b) solicit or handle on Executive's own behalf or on behalf of any other person, firm or corporation, the advertising, public relations, sales promotion or market research business of any advertiser which is a client of the Corporation at the time of such termination.

ARTICLE IV

Assignment

                            4.01         This Agreement shall be binding upon and inure to the benefit of the successors and assigns of Interpublic. Neither this Agreement nor any rights hereunder shall be subject in any matter to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge by Executive, and any such attempted action by Executive shall be void. This Agreement may not be changed orally, nor may this Agreement be amended to increase the amount of any benefits that are payable pursuant to this Agreement or to accelerate the payment of any such benefits.

ARTICLE V

Contractual Nature of Obligation

                            5.01        The liabilities of the Corporation to Executive pursuant to this Agreement shall be those of a debtor pursuant to such contractual obligations as are created by the Agreement. Executive's rights with respect to any benefit to which Executive has become entitled under this Agreement, but which Executive has not yet received, shall be solely the rights of a general unsecured creditor of the Corporation.

ARTICLE VI

Applicable Law

                            6.01        This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
THE INTERPUBLIC GROUP OF
COMPANIES, INC.

By: /s/ Brian J. Brooks
Brian J. Brooks
Executive Vice President,
Human Resources

/s/ Richard Sneeder
Richard Sneeder

Signed as of: June 23, 2003

Exhibit 10(iii)(A)(ix)(b)

SUPPLEMENTAL AGREEMENT

                             SUPPLEMENTAL AGREEMENT made as of June 16, 2003, by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as the "Corporation"), and Richard Sneeder (hereinafter referred to as "Executive").

W I T N E S S E T H

                             WHEREAS, the Corporation and Executive are parties to an Executive Severance Agreement made as of November 14, 2002 (hereinafter referred to as the "ESA"); and

                             WHEREAS, the Corporation and Executive desire to amend the ESA;

                             NOW, THEREFORE, in consideration of the mutual promises herein and in the ESA set forth, the parties hereto, intending to be legally bound, agree as follows:

                             1.           Section 3.02 of the ESA is hereby deleted in its entirety and the following substituted therefor, effective June 16, 2003:

               "Section 3.2. MICP Supplement. The Company shall also pay the Executive within 30 days after his Termination Date a cash amount equal to (a) in the event that the Executive received an award under the MICP (or the Incentive Award program applicable outside the United States) in respect of the year immediately prior to the year that includes the Termination Date (the latter year constituting the "Termination Year"), the amount of that award multiplied by the fraction of the Termination Year preceding the Termination Date or (b) in the event that the Executive did not receive an MICP award (or an Incentive Award) in respect of the year immediately prior to the Termination Year, the amount of the MICP award (or Incentive Award) that Executive received in respect of the second year immediately prior to the Termination Year multiplied by one plus the fraction of the Termination Year preceding the Termination Date. Provided further however that in the event that Executive failed to receive an MICP award in either of the two (2) years preceding the Termination Year as a result of the financial performance of the Company generally (and not as a result of Executive's individual performance) then, in such case, the MICP award to be used for purposes of this Section 3.2 shall be the target MICP award established by the Corporation or the most recent MICP award received by Executive, whichever is greater."

                             2.           Except as hereinabove amended, the ESA shall continue in full force and effect.

                             3.           This Supplemental Agreement shall be governed by the laws of the State of New York.

THE INTERPUBLIC GROUP OF COMPANIES, INC.

By /s/ Nicholas J. Camera
          Nicholas J. Camera

    /s/ Richard Sneeder
        Richard Sneeder

Exhibit 10(iii)(A)(x)

SUPPLEMENTAL AGREEMENT

                            SUPPLEMENTAL AGREEMENT made as of June 16, 2003, by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as the "Corporation"), and Susan Watson (hereinafter referred to as "Executive").

W I T N E S S E T H

                            WHEREAS, the Corporation and Executive are parties to an Executive Severance Agreement made as of November 14, 2002 (hereinafter referred to as the "ESA"); and

                            WHEREAS, the Corporation and Executive desire to amend the ESA;

                            NOW, THEREFORE, in consideration of the mutual promises herein and in the ESA set forth, the parties hereto, intending to be legally bound, agree as follows:
1. Section 3.02 of the ESA is hereby deleted in its entirety and the following substituted therefor, effective June 16, 2003:

               "Section 3.2. MICP Supplement. The Company shall also pay the Executive within 30 days after his Termination Date a cash amount equal to (a) in the event that the Executive received an award under the MICP (or the Incentive Award program applicable outside the United States) in respect of the year immediately prior to the year that includes the Termination Date (the latter year constituting the "Termination Year"), the amount of that award multiplied by the fraction of the Termination Year preceding the Termination Date or (b) in the event that the Executive did not receive an MICP award (or an Incentive Award) in respect of the year immediately prior to the Termination Year, the amount of the MICP award (or Incentive Award) that Executive received in respect of the second year immediately prior to the Termination Year multiplied by one plus the fraction of the Termination Year preceding the Termination Date. Provided further however that in the event that Executive failed to receive an MICP award in either of the two (2) years preceding the Termination Year as a result of the financial performance of the Company generally (and not as a result of Executive's individual performance) then, in such case, the MICP award to be used for purposes of this Section 3.2 shall be the target MICP award established by the Corporation or the most recent MICP award received by Executive, whichever is greater."

2. Except as hereinabove amended, the ESA shall continue in full force and effect.

3. This Supplemental Agreement shall be governed by the laws of the State of New York.

THE INTERPUBLIC GROUP OF COMPANIES, INC.

By   /s/ Nicholas J. Camera
            Nicholas J. Camera

      /s/ Susan Watson
          Susan Watson

Exhibit 10(iii)(A)(xi)

                                                                                                     June 27, 2003

The Interpublic Group of Companies, Inc.
1271 Avenue of the Americas
New York, New York 10020
Attn:  Brian J. Brooks, Executive
          Vice President, Human Resources

Dear Brian:

                             The undersigned, Gunnar Wilmot, has been awarded certain options to purchase shares of Common Stock of Interpublic as follows:
Grant Date	Exercise Price	Number of Options
1/2/01	$40.4688	18,000
1/25/00	$50.9688	8,000

                             This letter constitutes a request that Interpublic cancel the Options, effective immediately.  I understand that, upon such cancellation, I will have no further rights to such Options. I further understand that Interpublic is under no obligation to replace, reissue or grant new options to me, or to compensate me for the Options in any other way, including by stock grant, bonus or otherwise.

                             I have been advised that I may not receive any additional stock grants or non-contractual bonus for a period of six (6) months from the date of cancellation of the Options.

                             Enclosed herewith is a copy of the applicable Stock Option Certificate.

                                                                                                    Very truly yours,

                                                                                                      /s/ Gunnar P. Wilmot
                                                                                                           Gunnar P. Wilmot

Enclosure

Exhibit 10(iii)(A)(xii)

                                                                                                                   May 15, 2003

The Interpublic Group of Companies, Inc.
1271 Avenue of the Americas
New York, New York 10020
Attn: Brian J. Brooks, Executive
          Vice President, Human Resources

Dear Brian:

                             The undersigned, Barry Linsky, has been awarded certain options to purchase shares of Common Stock of Interpublic as follows:
Grant Date	Exercise Price	Number of Options
01/02/01	$40.4688	20,000

                             This letter constitutes a request that Interpublic cancel the Options, effective immediately. I understand that, upon such cancellation, I will have no further rights to such Options. I further understand that Interpublic is under no obligation to replace, reissue or grant new options to me, or to compensate me for the Options in any other way, including by stock grant, bonus or otherwise.

                             I have been advised that I may not receive any additional stock grants or non-contractual bonus for a period of six (6) months from the date of cancellation of the Options.

                             Enclosed herewith is a copy of the applicable Stock Option Certificate.

                                                                                                     Very truly yours,

                                                                                                     /s/ Barry R. Linsky
                                                                                                          Barry R. Linsky

Enclosure